Exhibit 99.2

RBC Capital Markets Financial Institutions Conference

September 20, 2005

Presenter Robert W. Daigle

President and Chief Executive Officer

Safe Harbor Statement

This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “will,” “should,” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. You should not rely on forward-looking statements, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company. These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

Some of the factors that might cause these differences include, but are not limited to, the following:

general, national, regional, or local economic conditions could be less favorable than anticipated, adversely impacting the performance of the Company’s investment portfolio, quality of credits or the overall demand for services; changes in loan default and charge-off rates affecting the allowance for loan and lease losses; adverse weather conditions and high gas prices negatively impacting State and local tourism, thus potentially affecting the ability of loan customers to meet their repayment obligations; declines in the equity markets which could result in impairment of goodwill; reductions in deposit levels necessitating increased and/or higher cost borrowing to fund loans and investments; declines in mortgage loan refinancing, equity loan and line of credit activity which could reduce net interest and non-interest income; changes in the domestic interest rate environment; increases in loan repayment rates affecting the value of mortgage servicing rights and more generally affecting net interest income; changes in the laws, regulations and policies governing financial holding companies and their subsidiaries; changes in industry-specific and information system technology creating operational issues or requiring significant capital investment; changes in the size and nature of the Company’s competition, including continued industry consolidation and financial services from non-bank entities affecting customer base and profitability; changes in the global geo-political environment, such as acts of terrorism and military action; and changes in the assumptions used in making such forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we do not promise to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Overview

Founded 1875 in Camden, Maine Common Stock CAC trades on AMEX

Market Cap—$300 million

Listed on Russell 3000 and Small-Cap Russell 2000 Indices

Profile

Assets—$1.6 billion AUM—$675 million Households—45,500 Banking Centers—27 Employees—340

Franchise Geography

Camden National Bank

Headquartered in Camden, Maine 12 Branches Coastal Maine focused

Assets $1.1

billion Loans $789 million

Deposits $770 million

As of June 30, 2005

UnitedKingfield Bank

Headquartered in Bangor, Maine 15 Branches Eastern, Central and Western Maine focused

Assets $481 million

Loans $342 million

Deposits $312 million

As of June 30, 2005

Acadia Trust, N.A.

Headquartered in Portland, Maine 2 locations Value-Oriented Investment Manager

Assets Under Mgmt $675 million

As of June 30, 2005

Executive Management

Bob Daigle (56),

President and CEO,

Camden National Corporation;

Chairman, Acadia Trust, N.A.

Greg Dufour (45),

Chief Banking Officer,

CNC; President & COO,

Camden National Bank

Jeff Smith (42), President & COO, UnitedKingfield Bank Bill Bolinder (62), President & CEO, Acadia Trust Laurie Bouchard (50), Chief Administrative Officer, CNC Sean Daly (37), Chief Financial Officer, CNC

Franchise Ranking

Top Ten Banks in Maine by Asset Size

($ millions) as of March 31, 2005

1 Banknorth, N.A. $28,314 (a)

2 Bangor Savings Bank $1,761

3 Camden National Corporation $1,545

4 First National Lincoln Corp. $889

5 Gardiner Savings Institution $690

6 Norway Savings Bank $682

7 Bar Harbor Bank and Trust $665

8 Kennebunk Savings Bank $656

9 Gorham Savings Bank $639

10 Northeast Bank $572

Source: Bank Analysis Center; Fleet/Bank of America and KeyBank do not provide total Maine-based assets

(a) Assets of total Banknorth Group now part of TD Bank Financial Group

Loan and Deposit Growth

$1,200 $1,000 $800 $600 $400 $200 $0 $1,131 $1,078 $1,069 $1,015 $850 $967 $901 $764 $809 $724

2001 2002 2003 2004 Jun-05

Loans Deposits

Return On Equity

17.00% 16.50% 16.00% 15.50% 15.00% 14.50%

15.55%

15.38%

15.85%

15.97%

16.73%

2001 2002 2003 2004 Jun-05

Efficiency Ratio

55.00% 54.00% 53.00% 52.00% 51.00% 50.00% 49.00% 48.00%

54.15%

52.70%

52.02%

52.78%

50.05%

2001 2002 2003 2004 Jun-05

Diluted EPS growth $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 $1.69 $1.89 $2.11 $2.38 $2.53

2000 2001 2002 2003 2004

Total Return Performance

300 250 200 150 100 50 0

1999 2000 2001 2002 2003 2004

CAC

Russell 2000 Index

NASDAQ Bank Index

Growth Opportunities

Expanding Footprint Increasing Market Share Acquisition

Branches Banks

Specialized Businesses

De Novo Branches

Challenges

Over Banked/Low Growth State Increasing Regulation Decline in Pricing Power Deposit Building Potential “Housing Bubble” Yield Curve

CNC Advantage

Tangible

Well Capitalized

Consistent Earnings Stream Sustained Efficiency

Intangible

Management Team Sterling Reputation Culture

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